Security Information






Security
Purchased
Comparison Security
Comparison Security
Cusip
61746SBC2
929903AD4
073902CF3
Issuer
MORGAN
STANLEY
WACHOVIA
CORPORATION
BEAR STEARNS CO
INC
Underwriters
Morgan Stanley,
Blaylock,
Commerzbank,
DBSI, Mitsubishi,
Ramirez,
Wachovia,
Westdeutsche
Wachovia, Barclays,
Bear Stearns,
Citigroup, Goldman
Sachs, Merrill Lynch,
UBS, Blaylock,
Buzman, Keefe
Bruyette, Loop
Capital, Sandler
O'Neill, Utendahl,
Williams
Bear Stearns, BofA,
Banc One, Bank of
Nova Scotia, BB&T,
BNP Paribas, Credit
Lyonnais, Danske Bank,
JP Morgan, Mellon
Bank, Merrill Lynch,
Morgan Stanley, Stifel
Nicolaus, Wachovia,
Wells Fargo
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
MWD 4%
1/15/2010
WB 3.625%
2/17/2009
BSC 3.25% 3/25/2009
Is the affiliate a
manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter
or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
11/4/2004
2/3/2004
3/18/2004
Total amount of
offering sold to QIBs
1,950,000,000
1,250,000,000
750,000,000
Total amount of any
concurrent public
offering
0
0
0
Total
1,950,000,000
1,250,000,000
750,000,000
Public offering price
 $
99.65
 $                   99.77
 $                    99.64
Price paid if other than
public offering price
 N/A
 N/A
 N/A
Underwriting spread
or commission
0.35%
0.35%
0.35%
Rating
Aa3/A+
Aa3/A
A1/A
Current yield
4.08%
3.68%
3.34%
Benchmark vs Spread
(basis points)
73 bp
24 bp
49 bp








Fund Specific Information






Board
Total
Par
Value
Purchas
ed
$
Amoun
t of
Purcha
se
% of
Offering
Purchas
ed by
the
Fund
Security
Performa
nce
Fund
Performa
nce
Measurem
ent Date*
Boston
Funds







Scudder
Balanced
Fund
Boston
737,000
 $
-
0.04%
0.60%
2.59%
12/31/2004
Scudder
Income
Fund
Boston
2,425,00
0
 $
-
0.12%
0.60%
0.50%
12/31/2004
SVS I
Balanced
Portfolio
Boston
141,000
 $
-
0.01%
0.60%
2.54%
12/31/2004
SVS I
Bond
Portfolio
Boston
509,000
 $
-
0.03%
0.60%
0.56%
12/31/2004
Chicago
Funds







Scudder
Total
Return
Fund
Chicago
1,905,00
0
 $
-
0.10%
0.60%
2.44%
12/31/2004
SVS II
Fixed
Income
Portfolio
Chicago
945,000
 $
-
0.05%
0.60%
0.17%
12/31/2004
SVS II
Total
Return
Portfolio
Chicago
676,000
 $
-
0.03%
0.60%
2.57%
12/31/2004
Montgom
ery Street
Funds







Montgom
ery Street
Income
Securities
Montgom
ery Street
521,000
 $
-
0.03%
0.60%
0.65%
12/31/2004
New York
Funds







Scudder
Fixed
Income
Fund
New York
3,604,00
0
 $
-
0.18%
0.60%
0.22%
12/31/2004
Scudder
Lifecycle
Long
Range
Fund
New York
884,000
 $
-
0.05%
0.60%
3.55%
12/31/2004
Scudder
Lifecycle
Mid
Range
Fund
New York
75,000
 $
-
0.00%
0.60%
2.68%
12/31/2004
Scudder
Lifecycle
Short
Range
Fund
New York
37,000
 $
-
0.00%
0.60%
1.37%
12/31/2004
Total

12,459,0
00
 $
-
0.64%











































Security Information






Security
Purchased
Comparison Security
Comparison Security
Cusip
78387GAP8
079860AF9
079860AG7
Issuer
SBC
COMMUNICATIO
NS
BELLSOUTH CORP
BELLSOUTH CORP
Underwriters
Barclays,
Citigroup, JP
Morgan, ABN
Amro, BAS, DBSI,
Goldman Sachs
Goldman Sachs,
Lehman Brothers,
RBS Greenwich
Goldman Sachs,
Lehman Brothers, RBS
Greenwich, Mitsubishi
Securities
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SBC 5.1%
9/15/2014
BLS 4.2% 9/15/2009
BLS 5.2% 9/15/2014
Is the affiliate a
manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter
or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
10/27/2004
9/8/2004
9/8/2004
Total amount of
offering sold to QIBs
2,250,000,000
1,500,000,000
1,500,000,000
Total amount of any
concurrent public
offering
0
0
0
Total
2,250,000,000
1,500,000,000
1,500,000,000
Public offering price
 $
99.89
 $                   99.83
 $                    99.77
Price paid if other than
public offering price
 N/A
 N/A
 N/A
Underwriting spread
or commission
4.50%
3.50%
4.50%
Rating
A2/A
A2/A
A2/A
Current yield
5.11%
4.24%
5.23%
Benchmark vs Spread
(basis points)
103 bp
80 bp
100 bp








Fund Specific Information






Board
Total
Par
Value
Purchas
ed
$
Amoun
t of
Purcha
se
% of
Offering
Purchas
ed by
the
Fund
Security
Performa
nce
Fund
Performa
nce
Measurem
ent Date*
Boston
Funds







Scudder
Income
Fund
Boston
4,715,00
0
 $
-
0.24%
0.51%
0.29%
12/7/2004
SVS I
Balanced
Portfolio
Boston
175,000
 $
-
0.01%
-0.15%
3.40%
12/3/2004
SVS I
Bond
Portfolio
Boston
1,145,00
0
 $
-
0.06%
1.79%
0.71%
12/8/2004
Chicago
Funds







SVS II
Fixed
Income
Portfolio
Chicago
1,010,00
0
 $
-
0.05%
1.04%
0.42%
12/31/2004
Montgom
ery Street
Fund







Montgom
ery Street
Income
Securities
Montgom
ery
1,175,00
0
 $
-
0.06%
1.04%
4.58%
12/31/2004
New York
Funds







Scudder
Fixed
Income
Fund
New York
9,170,00
0
 $
-
0.47%
1.04%
0.81%
12/31/2004
Scudder
Lifecycle
Long
Range
Fund
New York
1,985,00
0
 $
-
0.10%
1.04%
5.65%
12/31/2004
Scudder
Lifecycle
Mid
Range
Fund
New York
170,000
 $
-
0.01%
1.04%
3.84%
12/31/2004
Scudder
Lifecycle
Short
Range
Fund
New York
85,000
 $
-
0.00%
1.04%
2.16%
12/31/2004
Total

19,630,0
00
 $
-
1.01%



















































Security Information






Security
Purchased
Comparison Security
Comparison Security
Cusip
96008YAB1
94874RCN4
828807BD8
Issuer
WESTFIELD CAP
WEINGARTEN
REALTY INVST
SIMON PROPERTY
GROUP LP
Underwriters
Citigroup, JP
Morgan, ABN
Amro, DBSI
BofA
Citigroup, DBSI, JP
Morgan, BofA,
Wachovia
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
WSTFD 5.125%
11/15/2014
WRI 4.857%
1/15/2014
SPG 5.625% 8/15/2014
Is the affiliate a
manager or co-
manager of offering?
Co-Manager
N/A
Joint Lead Manager
Name of underwriter
or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
10/26/2004
1/9/2004
8/4/2004
Total amount of
offering sold to QIBs
1,400,000,000
250,000,000
500,000,000
Total amount of any
concurrent public
offering
0
0
0
Total
1,400,000,000
250,000,000
500,000,000
Public offering price
 $
99.84
 $                 100.00
 $                    99.62
Price paid if other than
public offering price
 N/A
 N/A
 N/A
Underwriting spread
or commission
0.45%
0.63%
0.40%
Rating
A2/A
A3/A
Baa2/BBB
Current yield
5.15%
4.86%
5.68%
Benchmark vs Spread
(basis points)
115 bp
93 bp
106 bp








Fund Specific Information






Board
Total
Par
Value
Purchas
ed
$
Amoun
t of
Purcha
se
% of
Offering
Purchas
ed by
the
Fund
Security
Performa
nce
Fund
Performa
nce
Measurem
ent Date*
Boston
Funds







Scudder
Balanced
Fund
Boston
2,540,00
0
 $
-
0.13%
-0.94%
5.45%
12/31/2004
Scudder
Income
Fund
Boston
8,025,00
0
 $
-
0.41%
-0.94%
0.52%
12/31/2004
SVS I
Balanced
Portfolio
Boston
485,000
 $
-
0.02%
-0.94%
5.50%
12/31/2004
Chicago
Funds







SVS II
Fixed
Income
Portfolio
Chicago
3,105,00
0
 $
-
0.16%
-0.94%
0.00%
12/31/2004
New York
Funds







Scudder
Fixed
Income
Fund
New York
11,950,0
00
 $
-
0.61%
-0.94%
0.40%
12/31/2004
Scudder
Lifecycle
Long
Range
Fund
New York
2,905,00
0
 $
-
0.15%
-0.94%
6.44%
12/31/2004
Scudder
Lifecycle
Mid
Range
Fund
New York
245,000
 $
-
0.01%
-0.94%
4.27%
12/31/2004
Scudder
Lifecycle
Short
Range
Fund
New York
125,000
 $
-
0.01%
-0.94%
2.16%
12/31/2004
Total

29,380,0
00
 $
-
1.51%



















Security Information






Security
Purchased
Comparison Security
Comparison Security
Cusip
65334HAE2
565849AB2
91913YAK6
Issuer
NEXEN INC
MARATHON OIL
VALERO ENERGY
CORP
Underwriters
DBSI, Citigroup
BoA, Salomon Smith
Barney,
Commerzbank,
CSFB, Goldman
Sachs, JP Morgan,
Lehman Brothers,
Mizuho, Morgan
Stanley, Scotia
Capital
Barclays, Lehman
Brothers, Morgan
Stanley, RBC Capital,
BNP Paribas, Citigroup,
Credit Agricole, Mizuho,
Scotia Capital, Suntrust
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NXY 5.875%
3/10/2035
MRO 6.8% 3/15/2032
VLO 4.75% 4/1/2014
Is the affiliate a
manager or co-
manager of offering?
Lead Manager
N/A
N/A
Name of underwriter
or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
3/7/2005
2/27/2002
3/22/2004
Total amount of
offering sold to QIBs
790,000,000
550,000,000
200,000,000
Total amount of any
concurrent public
offering
0
0
0
Total
790,000,000
550,000,000
200,000,000
Public offering price
 $
99.50
 $                   99.59
 $                    99.60
Price paid if other than
public offering price
 N/A
 N/A
 N/A
Underwriting spread
or commission
0.88%
0.88%
0.65%
Rating
Baa2/BBB-
Baa1/BBB+
Baa3/BBB
Current yield
5.91%
6.83%
4.81%
Benchmark vs Spread
(basis points)
90 bp










Fund Specific Information






Board
Total
Par
Value
Purchas
ed
$
Amoun
t of
Purcha
se
% of
Offering
Purchas
ed by
the
Fund
Security
Performa
nce
Fund
Performa
nce
Measurem
ent Date*
Boston
Funds







Scudder
Balanced
Fund
Boston
445,000
 $
-
0.02%
-3.01%
-2.26%
3/11/2005
Scudder
Income
Fund
Boston
1,795,00
0
 $
-
0.09%
-4.35%
-1.02%
3/31/2005
Chicago
Funds







Scudder
Total
Return
Fund
Chicago
1,230,00
0
 $
-
0.06%
-4.35%
-2.62%
3/31/2005
SVS II
Fixed
Income
Portfolio
Chicago
765,000
 $
-
0.04%
-4.35%
-0.92%
3/31/2005
New York
Funds







Scudder
Fixed
Income
Fund
New York
2,740,00
0
 $
-
0.14%
-4.35%
-0.85%
3/31/2005
Scudder
Lifecycle
Long
Range
Fund
New York
700,000
 $
-
0.04%
-4.35%
-2.50%
3/31/2005
Scudder
Lifecycle
Mid
Range
Fund
New York
50,000
 $
-
0.00%
-4.35%
-1.77%
3/31/2005
Scudder
Lifecycle
Short
Range
Fund
New York
25,000
 $
-
0.00%
-4.35%
-1.06%
3/31/2005
Total

7,750,00
0
 $
-
0.40%